EXHIBIT 99.1
Exhibit C
EXECUTION COPY
SUPPORT AGREEMENT
     This Support Agreement (this “Agreement”) is dated as of December 14, 2005, among JPMorgan Chase Bank, National Association (“Acquirer”), and the stockholders of Collegiate Funding Services, Inc., a Delaware corporation (the “Company”), executing this Agreement on the signature page hereto (each, a “Stockholder” and collectively, the “Stockholders”).
RECITALS
     A. Concurrently with the execution of this Agreement, Acquirer, the Company and Cannon Acquisition Corporation, a Delaware corporation (“Merger Sub”), have entered into an Agreement and Plan of Merger (the “Merger Agreement”), which provides, among other things, for the merger (the “Merger”) of Merger Sub with and into the Company, upon the terms and subject to the conditions set forth therein.
     B. As of the date hereof, each Stockholder is the record and Beneficial Owner (as defined below) of that number of the Company Common Shares (as defined below) set forth below such Stockholder’s name in Exhibit A of this Agreement.
     C. As a condition to Acquirer’s willingness to enter into and perform its obligations under the Merger Agreement, each Stockholder has agreed to enter into this Agreement.
     NOW THEREFORE, the parties hereto agree as follows:
I. CERTAIN DEFINITIONS
     1.1. Capitalized Terms. Capitalized terms used in this Agreement and not defined herein have the meanings ascribed to such terms in the Merger Agreement.
     1.2. Other Definitions. For the purposes of this Agreement:
     “Beneficial Owner” or “Beneficial Ownership” with respect to any securities means having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended).
     “Transfer” means, with respect to a security, the sale, grant, assignment, transfer, pledge, hypothecation, encumbrance, assignment, constructive sale, or other disposition of such security or the Beneficial Ownership thereof (including by operation of law), or the entry into of any contract, agreement or other obligation to effect any of the foregoing, including, for purposes of this Agreement, the transfer or sharing of any voting power of such security.
     “Company Common Share” means a share of common stock, par value $0.001 per share, of the Company, including for purposes of this Agreement all shares or other voting securities into which a Company Common Share may be reclassified, sub-divided, consolidated or converted and any rights and benefits arising therefrom (including any dividends or distributions of securities which may be declared in respect of the Company Common Shares).

II. SUPPORT OBLIGATIONS OF THE STOCKHOLDER
     2.1. Agreement to Vote. Each Stockholder irrevocably and unconditionally agrees that from and after the date hereof, at any meeting (whether annual or special, and at each adjourned or postponed meeting) of stockholders of the Company, however called, or in connection with any written consent of the Company’s stockholders, each Stockholder will (x) appear at each such meeting or otherwise cause all of its Owned Shares to be counted as present thereat for purposes of calculating a quorum, and respond to each request by the Company for written consent, if any, and (y) vote (or consent), or cause to be voted (or validly execute and return and cause consent to be granted with respect to), all of such Stockholder’s Company Common Shares Beneficially Owned by such Stockholder as of the applicable record date (including any Company Common Shares that such Stockholder may acquire after the date hereof, “Owned Shares”) and all other voting securities of or equity interests in the Company: (i) in favor of the adoption of the Merger Agreement (whether or not recommended by the Board of Directors of the Company), and (ii) against any action, agreement, transaction or proposal that (A) is made in opposition to, or in competition or inconsistent with, the Merger or the Merger Agreement, (B) relates to an Acquisition Proposal or (C) could reasonably be expected to otherwise prevent, impede or delay the consummation of the Merger or the other transactions contemplated by the Merger Agreement.
     2.2. Proxies. Each Stockholder hereby revokes any and all previous proxies granted with respect to its Owned Shares.
     2.3. Restrictions on Transfer. Except as provided for herein or in the Merger Agreement, each Stockholder agrees from and after the date hereof not to (a) tender into any tender or exchange offer, or otherwise directly or indirectly Transfer, any Owned Shares (or any rights, options or warrants to acquire the Company Common Shares), or (b) grant any proxies with respect to such Stockholder’s Owned Shares, deposit such Stockholder’s Owned Shares into a voting trust, enter into a voting agreement with respect to any of such Stockholder’s Owned Shares or otherwise restrict the ability of such Stockholder freely to exercise all voting rights with respect thereto. Any action attempted to be taken in violation of the preceding sentence will be null and void. Each Stockholder further agrees to authorize and request the Company to notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Owned Shares and that this Agreement places limits on the voting of the Owned Shares.
     2.4. No Solicitation. Each Stockholder agrees that it shall not, directly or indirectly, initiate, solicit, facilitate or encourage (including by way of furnishing information or assistance), or take any other action to facilitate, any inquiries or the making of any proposal that constitutes, or reasonably may be expected to lead to, any Acquisition Proposal, or enter into or maintain discussions or negotiate with any person in furtherance of or relating to such inquiries or to obtain an Acquisition Proposal, or agree to, enter into any agreement regarding or endorse any Acquisition Proposal. Notwithstanding anything in this Section 2.4 to the contrary, in case the Board of Directors of the Company is permitted to engage in negotiations or discussions with any person who made an unsolicited bona fide written Acquisition Proposal in accordance with Section 6.5(b) of the Merger Agreement, each Stockholder shall be permitted, at the request of the Board of Directors of the Company, to respond to inquiries from, and discuss such Acquisition Proposal with, the Board of Directors of the Company. Each Stockholder shall promptly advise Acquirer and the Company of any such inquiries or proposals of which such Stockholder becomes aware (it being understood that the Company shall be a third-party beneficiary of this sentence of Section 2.4). Each Stockholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted prior to the date of this Agreement with respect to any of the foregoing.
     2.5. Stockholder Capacity. Nothing contained in this Agreement shall restrict, limit or prohibit any affiliate or representative of any Stockholder from exercising his fiduciary duties in his capacity solely as a director or officer of the Company in a manner consistent with the Merger Agreement.
III. REPRESENTATIONS AND WARRANTIES
     3.1. Representations and Warranties of Stockholders. Each Stockholder represents and warrants to Acquirer, as of the date of this Agreement and as of the Closing Date, that (i) this Agreement has been duly authorized, executed and delivered by such Stockholder and constitutes the valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms; (ii) such Stockholder is the record and beneficial owner of the Owned Shares set forth below such Stockholder’s name on the signature page hereto (and any Owned Shares acquired by such Stockholder after the date hereof), with sole voting and dispositive power over such Owned Shares; (iii) such Owned Shares are the only voting securities or interests in the Company owned (beneficially or of record) by such Stockholder; (iv) such Owned Shares are owned by such Stockholder free and clear of all liens, charges, encumbrances, agreements and commitments of every kind, other than as expressly set forth herein; and (v) neither the execution or delivery of this Agreement nor the consummation by such Stockholder of the transactions contemplated hereby will violate any provisions of any Law or order, injunction, decree or judgment applicable to such Stockholder or any contract, agreement or other commitment to which such Stockholder is a party or by which such Stockholder or any of such Stockholder’s properties or assets (including such Owned Shares) is bound, other than such violations of contracts, agreements or commitments as would not prevent, impede or delay the performance by such Stockholder of its obligations hereunder or impose any liability or obligation on the Company or Acquirer or any Subsidiaries or Affiliates thereof.
IV. ADDITIONAL COVENANTS OF SHAREHOLDERS
     4.1. Waiver of Dissenters’ Rights. Notwithstanding any provision in the Merger Agreement to contrary, each Stockholder hereby waives, and shall cause the record holders (if different from such Stockholder) of any Owned Shares Beneficially Owned by such Stockholder to waive, dissenters’ rights, if any, that such Stockholder or such record holder may have under the DGCL in connection with the Merger and the transactions contemplated by the Merger Agreement.
     4.2. Disclosure. Each Stockholder hereby authorizes Acquirer, Merger Sub and the Company to publish and disclose in any announcement or disclosure required by the SEC and in the Proxy Statement such Stockholder’s identity and ownership of the Owned Shares and the nature of such Stockholder’s obligation under this Agreement.
     4.3. Non-Interference. Each Stockholder agrees that such Stockholder shall not take any action that would make any representation or warranty of such Stockholder contained herein untrue or incorrect or have the effect of preventing, impeding, interfering with or adversely affecting the performance by such Stockholder of its obligations under this Agreement.
V. GENERAL
     5.1. Notices. All notices shall be in writing and shall be deemed given (i) when delivered personally, (ii) when telecopied (which is confirmed) or (iii) when dispatched by a nationally recognized overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (a) if to a Stockholder, to the address set forth below such Stockholder’s name in Exhibit A of this Agreement, and (b) if to Acquirer, in accordance with Section 9.2(a) of the Merger Agreement, or to such other Persons, addresses or facsimile numbers as may be designated in writing to each other party hereto by the Person entitled to receive such communication as provided above.
     5.2. No Third Party Beneficiaries. Except as specifically set forth herein, this Agreement is not intended to confer any rights or remedies upon any Person other than the parties to this Agreement.
     5.3. Governing Law. This Agreement and any controversies arising with respect hereto shall be construed in accordance with and governed by the law of the State of Delaware (without regard to principles of conflict of laws that would apply the law of another jurisdiction).
     5.4. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. Upon such determination that any term, provision, covenant or restriction of this Agreement is invalid, void, unenforceable or against regulatory policy, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.
     5.5. Assignment. The provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns; provided, however, that no Stockholder may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of Acquirer and any attempted assignment without such consent shall be null and void without effect; and provided, further, that Acquirer may assign its respective rights or obligations hereunder to any direct or indirect wholly-owned Subsidiary of Acquirer (or any successor thereto) without the prior written consent of the parties hereto.

     5.6. Interpretation. For the purposes of this Agreement, the word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified. The Article, Section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted. References to a Person will refer to its predecessors and successors and permitted assigns.
     5.7. Amendments. This Agreement may not be amended except with the prior written consent of the Company (it being understood that the Company shall be a third-party beneficiary of this Section 5.7) and, upon receipt of such consent, by written agreement signed by Acquirer and by each Stockholder.
     5.8. Waiver. Any agreement on the part of a party to any extension or waiver of any provision hereof will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.
     5.9. Fees and Expenses. Each party is responsible for its own fees and expenses (including the fees and expenses of financial consultants, investment bankers, accountants and counsel) in connection with the entry into of this Agreement and the consummation of the transactions contemplated hereby.
     5.10. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.
     5.11. Remedies Cumulative. Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at law or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.
     5.12. Counterparts; Execution. This Agreement may be executed in any number of counterparts, all of which are one and the same agreement. This Agreement may be executed by facsimile signature by any party and such signature is deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.
     5.13. Effectiveness and Termination. This Agreement will become effective when Acquirer has received counterparts signed by all of the other parties and itself. In the event the Merger Agreement is terminated in accordance with its terms, or upon the occurrence of the Effective Time, this Agreement shall automatically terminate and be of no further force or effect. Upon such termination, except for any rights any party may have in respect of any breach by any other party of its or his obligations hereunder, none of the parties hereto shall have any further obligation or liability hereunder.

     5.14. Specific Performance. The parties agree that the remedies at law for any breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived. Accordingly, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the party or parties who are or are to be thereby aggrieved shall have the right to specific performance and injunctive or other equitable relief of its rights under this Agreement, any enforcement action being brought in the Court of Chancery of the State of Delaware or, if under applicable law exclusive jurisdiction over such matters is vested in the federal courts, any court of the United States located in the State of Delaware. All rights granted under this Section 5.14 are in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative. Any requirements for the securing or posting of any bond with such remedy are waived.
     5.15. Submission to Jurisdiction. The parties to this Agreement (a) irrevocably submit to the personal jurisdiction of the Court of Chancery of the State of Delaware or any court of the United States located in the State of Delaware with respect to any dispute arising out of this Agreement or the transactions contemplated by this Agreement and (b) waive any claim of improper venue or any claim that those courts are an inconvenient forum. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 5.1 or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof.
     5.16. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any action arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party to this Agreement certifies and acknowledges that (a) no representative of any other party has represented, expressly or otherwise, that such other party would not seek to enforce the foregoing waiver in the event of an action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily, and (d) such party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 5.16.
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     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed as of the date first above written.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

By:	/s/ Brad L. Conner

Name: Brad L. Conner
Title: Executive Vice President

THE LIGHTYEAR FUND, L.P.

By:	LIGHTYEAR FUND GP, LLC,
its general partner

By:	/s/ Timothy Kacani

Name: Timothy Kacani
Title: Vice President

LIGHTYEAR CO-INVEST PARTNERSHIP L.P.

By:	LIGHTYEAR FUND GP, LLC,
its general partner

By:	/s/ Timothy Kacani

Name: Timothy Kacani
Title: Vice President
SIGNATURE PAGE
SUPPORT AGREEMENT

Exhibit A
THE LIGHTYEAR FUND, L.P.
Address: 375 Park Avenue,
11th Floor,
New York, New York 10152,
USA
Number of Company Common Shares: 15,271,255
LIGHTYEAR CO-INVEST PARTNERSHIP, L.P.
Address: 375 Park Avenue,
11th Floor,
New York, New York 10152,
USA
Number of Company Common Shares: 74,824